UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2007
Merck & Co., Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-3305	22-1109110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 423-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) Resignation of Officer.  On May 20, 2007, Merck & Co., Inc. (the “Company”) announced that Peter Loescher, President, Global Human Health, was resigning. The effective date of his resignation is May 31, 2007.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to Restated Certificate of Incorporation
     At the Company’s Annual Meeting of Stockholders held on April 24, 2007, stockholders approved certain amendments (the “Amendments”) to the Company’s Restated Certificate of Incorporation recommended by the Board of Directors (the “Board”). The Amendments to the Company’s Restated Certificate of Incorporation are set forth in Appendices B, C and F to the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 12, 2007 and further described in Proposals 3, 4 and 6 of the Proxy Statement. An Amendment to Article IV eliminated supermajority voting requirements for stockholder action imposed under New Jersey law on corporations organized before 1969. Amendments to Articles V, VI, and IX eliminated supermajority voting requirements for stockholder action previously required under the Company’s Restated Certificate of Incorporation. A further Amendment to Article IV eliminated provisions in the Company’s Restated Certificate of Incorporation that provided for cumulative voting in connection with the election of directors, and replaced them with provisions providing for a majority vote standard for the election of directors. The Amendments also included deletion of former Article X of the Company’s Restated Certificate of Incorporation in its entirety.
     The stockholders did not approve Proposal 5 described in the Proxy Statement to amend the Restated Certificate of Incorporation to limit the size of the Board to no more than 18 directors.
     The Restated Certificate of Incorporation reflecting the Amendments became effective upon filing with the Secretary of State of the State of New Jersey on May 17, 2007.
     The Company’s Restated Certificate of Incorporation, as amended, is attached hereto as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     3.1     Restated Certificate of Incorporation of Merck & Co., Inc. (May 17, 2007)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.
Date: May 22, 2007	By:	/s/ Debra A. Bollwage
Debra A. Bollwage
Senior Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Restated Certificate of Incorporation of Merck & Co., Inc. (May 17, 2007)